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                                                                  EXHIBIT 10.61


                            AMENDMENT AGREEMENT NO. 4

                                 to that certain

                      AMENDED AND RESTATED CREDIT AGREEMENT
                          dated as of December 18, 1995

        This AMENDMENT AGREEMENT NO. 4 (the "Amendment"), dated as of December 19, 1997, is by and among (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation (the "Company"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and along with the Company and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent"), (c) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) and such other banking institutions that are or may become parties to the Credit Agreement referred to below (collectively, the "Banks") and (d) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) as agent for the Banks (the "Agent").

        WHEREAS, the Borrowers, the Parent, the Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 18, 1995 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans to the Borrowers; and

        WHEREAS, the Borrowers and the Parent have requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

       `SS'1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

       `SS'2. AMENDMENT TO SECTION 1.01 OF CREDIT AGREEMENT. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of Maturity Date and inserting the following new definition of Maturity Date in place thereof:

             "Maturity Date" means December 31, 2002, or, if earlier, to the extent a Change in Control occurs, the date which is eighteen months after the date upon which such Change in Control occurs.

        `SS'3. AFFIRMATION OF THE COMPANY AND THE PARENT. (a) The Company, as guarantor of the Company Guaranteed Obligations pursuant to Article IIB of the Credit Agreement, hereby acknowledges that it has read and is aware of the provisions of this Amendment. The Company hereby reaffirms its absolute and unconditional guaranty of



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the payment and performance of the Company Guaranteed Obligations under the
Credit Agreement as amended by this Amendment.

        (b) The Parent, as guarantor of the Parent Guaranteed Obligations pursuant to Article IIA of the Credit Agreement, hereby acknowledges that it has read and is aware of the provisions of this Amendment. The Parent hereby reaffirms its absolute and unconditional guaranty of the payment and performance of the Parent Guaranteed Obligations under the Credit Agreement as amended by the Amendment.

       `SS'4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Parent hereby represents and warrants to the Agent and the Banks as follows:

        (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrowers and the Parent contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

        (b) Corporate Existence and Standing; Authorization and Validity; No Conflict; Government Consent. Each of the Borrowers and the Parent hereby confirms that the representations and warranties of the Borrowers and the Parent contained in Section 4.01, 4.02 and 4.03 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof. Each such representation is hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in its entirety.

       `SS'5. EFFECTIVENESS. This Amendment shall be effective upon the execution and delivery of a fully executed copy of this Amendment to the Agent by each of the Borrowers, the Parent, the Banks and the Agent.

        `SS'6. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

        (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.




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        (d) The Borrowers hereby agree to pay to the Agent, on demand, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).




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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the date first written above.

                                    QUAKER FABRIC CORPORATION
                                    OF FALL RIVER

                                    By: /s/ Paul J. Kelly
                                       -----------------------------------------
                                        Title: Vice President--Finance

                                    QUAKER TEXTILE CORPORATION


                                    By: /s/ Paul J. Kelly
                                       -----------------------------------------
                                        Title: Vice President--Finance

                                    QUAKER FABRIC MEXICO, S.A. de C.V.


                                    By: /s/ Paul J. Kelly
                                       -----------------------------------------
                                        Title: Vice President--Finance

                                    QUAKER FABRIC CORPORATION


                                    By: /s/ Paul J. Kelly
                                       -----------------------------------------
                                        Title: Vice President--Finance

                                    BANKBOSTON, N.A. (F/K/A THE FIRST NATIONAL
                                      BANK OF BOSTON), AS AGENT, AS ISSUING
                                      BANK AND AS A BANK

                                    By: /s/ Christopher S. Allen
                                       -----------------------------------------
                                        Director


                                    FLEET NATIONAL BANK

                                    By: /s/ Douglas E. Scala
                                       -----------------------------------------
                                        Title: Vice President

                                    By: /s/ Donald J. Cavanagh
                                       -----------------------------------------
                                        Title: Banking Officer


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